Form N-SAR

Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

Eighth Amendment to Amended and Restated Trust Instrument, dated December 3, 2009, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 48, filed on February 12, 2010, accession number 0000950123-10-011737 (File No. 33-63212).

Ninth Amendment to Amended and Restated Trust Instrument, dated December 11, 2009, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 48, filed on February 12, 2010, accession number 0000950123-10-011737 (File No. 33-63212).